UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 5, 2012

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	0-19599	57-0425114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

108 Frederick Street, Greenville, South Carolina	29607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(864) 298-9800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation and Stock Option Committee (the “Committee”) and the Board of Directors of World Acceptance Corporation (the “Company”) developed the proposed equity grants in conjunction with the Company's senior management.  The grants are designed to align all members of senior management, to be long term in nature, and to be primarily performance based.  Sixteen members of senior management and the board are included in these grants.  It is intended to span a period of five years beginning with fiscal 2013.  Approximately 75% of the expense is performance based.  Of that, approximately 14% will vest if the 3-year compounded EPS growth rate is at least 16% and approximately 86% will vest if the 5-year compounded EPS growth is at least 22%.  If the 3-year compounded EPS growth is below 12% and the 5-year compounded EPS growth rate is below 14.6%, none of the performance based shares will vest. The estimated annual pre-tax expense associated for these grants is approximately $3.2 million for fiscal 2013, $9.1 million for fiscal 2014, $7.8 million for fiscal 2015, $6.0 million for fiscal 2016, and $4.5 million for fiscal 2017. The actual expenses may be different from the estimated expenses due to management's assumptions, including, but not limited to, tax rates, actual timing of when targets are achieved, and forfeiture rates.
Option Awards to Named Executive Officers
On December 5, 2012, the Committee approved the following stock option awards under the Company’s 2011 Stock Option Plan (the “Plan”) to the Company’s “Named Executive Officers” as identified in the Company’s proxy statement relating to its 2012 Annual Meeting of Shareholders, effective as of December 7, 2012:

Participant	Number of Options Granted
A. Alexander McLean	65,000
Mark C. Roland	40,000
Kelly M. Malson	25,000
James D. Walters	20,000
Francisco J. Sauza	20,000

These stock options were granted at an exercise price of $74.08, the closing price of the Company's common stock on December 7, 2012 as reported on the Nasdaq Global Select Market. These nonstatutory option awards vest and become exercisable at a rate of twenty percent (20%) per year on each of the succeeding five (5) anniversaries of the grant date if the optionee remains in the continuous employment of the Company or any Subsidiary (as defined in the Plan). Any unvested portion of the options terminates immediately upon termination of the optionee's employment with the Company or a Subsidiary for any reason other than death, in which case all remaining unvested options will continue to vest in accordance with the annual vesting schedule until such options are fully vested. The options are subject to accelerated vesting in the event of a “Change in Control” to the extent that the optionee remains in the continuous employment of the Company or its Subsidiary through the consummation of such Change in Control. For this purpose, “Change in Control” is defined consistently with the definition of “Change in Control” set forth in Section 10 of the Plan, except that with respect to the “Change in Control” triggers that apply under specified conditions when a person, corporation, entity or other group acquires of beneficial ownership of 30% or more of the combined voting power of then outstanding voting securities of the Company or Continuing Entity (as defined in the Plan), such triggering percentage has been raised to 35% for purposes of these awards.

Restricted Stock Awards (Group A Awards) to Named Executive Officers
On December 5, 2012, the Committee approved the following restricted stock awards under the Plan to the Company’s Named Executive Officers, effective as of December 7, 2012:

Participant	Number of Restricted Shares Granted
A.Alexander McLean	16,000
Mark C. Roland	11,000
Kelly M. Malson	6,000
James D. Walters	4,000
Francisco J. Sauza	4,000

The restricted shares shall vest on April 30, 2015 based on the Company’s achievement of following performance goals, as certified by the Committee:

EPS Target	Restricted Shares Eligible for Vesting (Percentage of Award)
$10.29	100%
$9.76	67%
$9.26	33%
Below $9.26	0%

Restricted Stock Awards (Group B Awards) to Named Executive Officers
On December 5, 2012, the Committee approved the following restricted stock awards under the Plan to the Company’s Named Executive Officers, effective as of December 7, 2012:

Participant	Number of Restricted Shares Granted
A. Alexander McLean	34,000
Mark C. Roland	39,000
Kelly M. Malson	40,000
James D. Walters	26,000
Francisco J. Sauza	26,000

The restricted shares are eligible to vest until March 31, 2017.  Such restricted shares will vest 25% if the Company achieves the following performance goals, as certified by the Committee, during any successive trailing four quarters during the measurement period beginning on October 1, 2012 and ending March 31, 2017:

Trailing 4 quarter EPS Target	Restricted Shares Eligible for Vesting (Percentage of Award)
$13.00	25%
$14.50	25%
$16.00	25%
$18.00	25%

With respect to both the Group A and Group B restricted share awards, such awards terminate immediately upon the termination of the recipient's employment with the Company or any Subsidiary for any reason other than death, in which case the recipient's beneficiary will be entitled to receive the maximum number of shares that would have vested during the performance period assuming that the recipient had remained in the employment of the Company through the end of the performance period. Such restricted shares are also subject to accelerated vesting upon the occurrence of a Change in Control (defined for this purpose in the same manner as described above for the option grants).
The option and restricted share awards described above are being granted under the Plan and are subject to the terms of the Plan and the applicable award agreements. The following summaries of these awards are qualified by reference to the full text of the applicable award agreements, forms of which are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and the terms of the Plan, a copy of which is attached as Appendix A to the Company's proxy statement filed June 29, 2011 with the Securities and Exchange Commission with respect to its 2011 Annual Meeting of Shareholders.
Forward-Looking Statements
This Form 8-K contains various “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that represent the Company's expectations or beliefs concerning future events. Statements other than those of historical fact, as well as those identified by the words “anticipate,” “estimate,” “intend” “plan,” “expect,” “believe,” “may,” “will,” and “should” or any variation of the foregoing and similar expressions are forward-looking statements. Such forward-looking statements are about matters that are inherently subject to risks and uncertainties. Specifically, the Company's statement at the end of the first paragraph regarding the estimated compensation expense in future periods associated with the described equity grants is a forward-looking statement and is subject to various assumptions and estimates that could prove to be inaccurate and cause these estimates to differ materially from the actual expense recognized in future periods. Other factors that could cause actual results or performance to differ from the expectations expressed or implied in any forward-looking statements include the following: recently enacted, proposed or future legislation and the manner in which it is implemented; the nature and scope of regulatory authority, particularly discretionary authority, that may be exercised by regulators having jurisdiction over the Company's business or consumer financial transactions generically; changes in interest rates; risks related to expansion and foreign operations; risks inherent in making loans, including repayment risks and value of collateral; the timing and amount of revenues that may be recognized by the Company; changes in current revenue and expense trends (including trends affecting delinquencies and charge-offs); changes in the Company's markets and general changes in the economy (particularly in the markets served by the Company); and the unpredictable nature of litigation. These and other factors are discussed in greater detail in Part I, Item 1A, “Risk Factors” in the Company's most recent annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and the Company's other reports filed with, or furnished to, the SEC from time to time. The Company does not undertake any obligation to update any forward-looking statements it makes.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

99.1    Form of Stock Option Agreement
99.2    Form of Restricted Stock Award Agreement (Group A Form)
99.3    Form of Restricted Stock Award Agreement (Group B Form)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION (Registrant)

Date: December 7, 2012	By:	/s/ Kelly M. Malson
Kelly M. Malson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Form of Stock Option Agreement
99.2	Form of Restricted Stock Award Agreement (Group A Form)
99.3	Form of Restricted Stock Award Agreement (Group B Form)